HONG KONG FINANCE PROPERTY
                                 COMPANY LIMITED


                                       and


                           MOMENTUM ASSOCIATES LIMITED

                        --------------------------------

                         T E N A N C Y A G R E E M E N T

                       In respect of Unit A on 12th Floor,
                           First Pacific Bank Centre,
                          56 Gloucester Road, Wanchai,
                                   Hong Kong.

                        ---------------------------------

                       DATED the 1st day of December 1998

THIS TENANCY AGREEMENT made this 1st day of December, 1998

BETWEEN the parties more particularly described and set out in the First Schedule hereto.

WHEREBY IT IS AGREED as follows:

                                    SECTION I

                                AGREEMENT TO LET

 (a) The Landlord shall let and the Tenant shall take ALL THAT the premises more particularly described and set out in the Second Schedule hereto (hereinafter referred to as "the Premises") Together with the Landlord's furniture, fixtures, fittings and household appliances, if any, set forth in the Fourth Schedule hereto (hereinafter collectively referred to "the Landlord's fixtures and fittings") AND Together with the use in common with the Landlord and all others having the like right of the entrances, staircases and passages in the building of which the Premises form part (hereinafter referred to as "the Building") in so far as the same is necessary for the proper use and enjoyment of the Premises And Together Also with the right in common with others having the like right but subject as aforesaid to use the lift service (if any) whenever the same shall be operating and the recreational facilities (if any, and whenever the use thereof shall be permitted) for the term and at the rent more particularly described and set out in the Third Schedule hereto.

(b) The Tenant shall be entitled to a rent-free period from the ____________________________________(both days inclusive) Provided Always that the Tenant shall during such rent-free period pay and discharge all rates, management fees, and all outgoings payable by the Tenant under this Agreement and perform all its other obligations hereunder save and except the obligation to pay rent.

                                   SECTION 11

                               COVENANTS BY TENANT

The Tenant to the intent that the obligations hereunder shall continue throughout the term of the tenancy hereby created ("the Term") agrees with the Landlord as follows:

(1)  TO PAY RENT
     To pay the rent in manner as set out in Part IV of the Third Schedule hereto.

(2)  TO PAY RATES
     To pay and discharge all rates, taxes, assessments duties, charges impositions and outgoings of a recurring nature now or hereafter to be assessed, imposed or charged by the Government of the Hong Kong Special Administrative Region or other lawful authority upon the Premises or upon the owner or occupier thereof (Government rent and Property Tax only excepted).

(3)  TO PAY MANAGEMENT FEES
     To pay and discharge all service and management charges and air-conditioning charges, the current amount of which is set out in the Third Schedule payable by the owner or occupier of the Premises pursuant to or by virtue of the Deed of Mutual Covenant and Management Agreement relating to the Building (if any) and subject to review in accordance with the service charge budget for the Building.

(4)  TO PAY UTILITY CHARGES AND DEPOSITS
     To pay and discharge all charges for gas water electricity and telephone consumed on or in the Premises as may be shown by or from the Tenant's own metered supplies or by accounts rendered to the Tenant.

(5)  TO PAY COSTS OF CLEARING DRAINS ETC
     To pay to the Landlord on demand all costs incurred by the Landlord in cleansing or clearing any of the drains, pipes or sanitary or plumbing apparatus of the Premises choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee, agent or licensee of the Tenant.

(6)  TO FIT OUT
     To fit out the Premises at the Tenant's expense in compliance with all government regulations and relevant enactments and in accordance with such plans and specifications as shall have been first submitted to and approved in writing by the Landlord and/or its authorized agents in a good and proper workman like fashion and with good materials and so to maintain the same throughout the Term in good repair and condition to the satisfaction of the Landlord.

(7)  TO REPAIR INTERIOR
     To keep all the non-structural interior of the Premises including, without limitation, the flooring and interior plaster or other finishes or rendering to walls, floors, windows and ceilings and the Landlord's fixtures and fittings therein including all doors, electrical installations and wiring and internal decoration in good, clean tenantable and proper repair and condition and properly preserved and painted as shown in the pictures annexed hereto (fair wear and tear, structural and inherent defects or defects arising from concealed wires, ducts or pipes excepted) and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the term in like condition. The Tenant particularly agrees :

     (i) to reimburse to the Landlord the cost of replacing all broken and damaged window glass whether the same be broken or damaged by the negligence of the Tenant or any employee, agent or licensee of the Tenant;

     (ii) to repair or replace, if so required by the appropriate Supply Company, Statutory Undertaker or Authority as the case may be under the terms of any Electricity Supply Ordinance for the time being in force or any Orders in Council or regulations made thereunder, all the electrical wiring installations and fittings within the Premises and the wiring from the Tenant's meter or meters to and within the same;

     (iii)to be wholly responsible for any damage or injury caused to any person whomsoever or property whatsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Premises and to make good the same by payment or otherwise and to indemnify the Landlord against all costs claims demands actions liabilities and legal proceedings whatsoever made upon the Landlord by any person in respect thereof;

     (iv) insofar as the same may not be part of the interior of the Premises to keep in substantial and proper repair and condition all drains, soil and other pipes, cables, wires, ducts mains and apparatus associated therewith and any equipment and fittings ancillary thereto which belong to or form part of or solely serve the Premises and to indemnify the Landlord against all costs, claims, demands, actions, liabilities, and legal proceedings whatsoever made upon the Landlord by any person in respect of any breach of this covenant.

(8)  TO COMPLY WITH ORDINANCES
     To obey and comply with and to indemnify the Landlord against the breach of all ordinances, regulations, bylaws, rules and requirements of any Governmental or other competent authority relating to the Tenant's use and occupation of the Premises or any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant and to notify the landlord forthwith in writing of any notice received from any statutory or public authority concerning or in respect of the Premises or any services supplied thereto.

(9)  TO COMPLY WITH DEED OF MUTUAL COVENANT
     To obey and comply with and perform all the covenants terms and provisions in the Deed of Mutual Covenant (if any) relating to the Building so far as they relate to the Premises and to obey observe and comply with all House Rules and any other rules and regulations (if any) which may from time to time be made or adopted in relation to the management or servicing of the Building and to indemnify the Landlord against any breach, non-observance or non-performance thereof.

(10) TO PROTECT FROM TYPHOONS
     To take all reasonable precautions to protect the interior of the Premises against damage by storm or typhoon.

(11) TO INFORM LANDLORD OF DAMAGE
     To give notice to the Landlord or its agent of any damage that may be suffered to the Premises or to persons thereupon and of any accident to or defects in the water pipes, gas pipes, electrical wirings, fittings, fixtures or other facilities of and/or in or serving the Premises.

(12) TO PERMIT ENTRY BY LANDLORD.
     To permit the Landlord and its agents authorized by it with written authorization At all reasonable times by prior appointment with the Tenant (except in the case of emergency) to enter and view the state of the Premises, to take an inventory of the fixtures and fittings therein, to carry out any work or repairs which are required to be done.

(13) TO REPAIR ELECTRICAL INSTALLATIONS
     To appoint a duly registered contractor or person to repair or replace any electrical installation or wiring in the Premises if the same becomes dangerous or if so reasonably required by the Landlord. The Tenant shall permit the Landlord or its authorized agent(s) or contractor(s) to test the Tenant's wiring in the Premises at any time upon request being made upon prior notice in writing (except in case of emergency) Provided that the Landlord shall cause as little inconvenience and interference to the Tenant as reasonably possible.

(14) TO REPAIR ON NOTICE
     On receipt of any notice from the Landlord or its authorized representative(s) specifying any works or repairs which are required to be done and which are the responsibility of the Tenant hereunder to put in hand and execute the same with all possible despatch and without any delay and if the Tenant shall fail to execute and complete such works or repair's within 15 days after the receipt of such notice, then the Tenant shall permit the Landlord together with workmen and all necessary equipment to enter into the Premises for the purpose of carrying out or properly completing such works or repairs; the costs thereon to be repaid by the Tenant to the Landlord promptly on demand and be recoverable by the Landlord from the Tenant as a debt.

(15) TO USE PREMISES FOR COMMERCIAL PURPOSES ONLY
     To use the Premises for commercial purposes only and for no other purpose whatsoever, but no warranty as to fitness of the Premises for the specific use as aforesaid is given or deemed to be given by the Landlord.

(16) TO YIELD UP PREMISES AT EXPIRATION OF TENANCY
     Quietly to yield up the Premises together with the Landlord's fixtures and fittings and additions therein and thereto at the expiration or sooner determination of this Agreement in good clean substantial and proper repair and condition as shown in the pictures annexed hereto (fair wear and tear , structural and inherent defects or defects arising from concealed wires, ducts or pipes excepted as aforesaid) and to deliver all the keys of the Premises to the Landlord or its agent and remove at the Tenant's cost all of the Tenant's signs, notices, fixtures, fittings and effects upon or in the Premises and to make good to the Landlord's satisfaction and at the sole expense of the Tenant all damages caused by the removal of the same and if the Tenant fails to do so, the Tenant shall on demand pay to the Landlord the cost incurred in carrying out such removal or reinstatement or making good. The Tenant hereby irrevocably appoints the Landlord to be its agent to store or dispose of any effects left by the Tenant on the Premises for more than seven (7) days after the expiration or sooner determination of the term on any terms that the Landlord thinks fit and without the Landlord being liable to the Tenant.

(17) NOT TO CUT INJURE MAIM WALLS ETC.
     Not to cut, maim or injure, or permit or suffer to be cut, maimed or injured, any doors, windows, walls, beams structural members or any part of the fabric of the Premises nor any of the plumbing or sanitary apparatus or installations included therein without the prior consent of the Landlord. The Landlord hereby permit the Tenant to put up company sign(s) at the positions as shown in the pictures annexed hereto.

(18) NOT TO KEEP ARMS OR COMBUSTIBLE OR HAZARDOUS GOODS ON PREMISES Not to keep or store or permit or suffer to be kept or stored on or in the Premises any arms, ammunition, gunpowder, saltpetre, kerosene or other explosive or combustible or hazardous goods.

(19) NOT TO PERMIT ODOURS TO BE PERMEATED
     Not to cause or permit any offensive odours or excessive smoke to be produced upon, permeate through or emanate from the Premises.

(20) NOT TO PERMIT THE PREMISES TO BE INFESTED
     Not to permit or suffer the Premises or any part thereof to be infested by termites, rats, mice, cockroaches, or any other pests vermins and to take at the sole costs and expense of the Tenant all such steps including the employment of pest extermination contractors to keep the Premises free from termites, rats, mice, cockroaches or any other pests or vermins.

(21) NOT TO MAKE ALTERATIONS OR ADDITIONS
     Except with the prior written consent of the Landlord, and subject to payment on demand of all costs, charges and expenses (including legal costs and fees payable to architects engineers and surveyors) incurred by the Landlord in connection with the application for consent of any works herein, not: to erect install or alter any fixtures partitioning or other erection or installation in the Premises or any part thereof Provided Always if consent shall be given the said alteration installation or additions shall remain the property of the Landlord and the Tenant shall on the expiration or sooner determination of the Term hereby granted deliver the same to the Landlord in substantial repair and condition without any claims or compensation whatsoever PROVIDED further that such alteration installation or additions of the Tenant shall if so required by the Landlord be removed or reinstated to its original state of layout as at the date of first occupation of the Premises by the Tenant at the expense of the Tenant at the expiration or sooner determination of this Agreement and in such event the Tenant shall make good all damages caused by such removal.

(22) NOT TO ASSIGN OR UNDERLET
     Not to assign, underlet, license, part with the Possession of or transfer the Premises or any interest therein, nor permit or suffer any arrangement or transaction whereby any person other than the Tenant and it associated company, Amber Securities Corporation, their employees and servants (if any) obtains the use, possession, occupation or enjoyment of the Premises without the previous written consent of the Landlord (which consent may be withheld in the Landlord's absolute discretion) and irrespective of whether any rental or other consideration is given for such use or possession and in the event of any purported transfer, assignment, underletting, licensing, sharing or parting with the possession of the Premises (whether for monetary consideration or not) the Landlord shall be entitled to terminate this Agreement and the Tenant shall forthwith thereupon surrender vacant possession of the Premises to the Landlord without prejudice however to the rights of either party in respect of any antecedent breach of any of the covenants, terms and conditions contained herein. The tenancy shall be personal to the Tenant named in this Agreement and for the user specified herein and, without in any way limiting the generality of the foregoing, the following acts and events shall be deemed to be breaches of this Clause
     (22):

     (a) In the case of a Tenant which is a partnership, the death or retirement of any person who is a partner at the date of signing of this Agreement or the taking in of one or more partners whether on the death or retirement of an existing partner or otherwise.

     (b) In the case of a Tenant who is an individual (including a sole surviving partner of a partnership tenant) , the death, insanity or other disability of that individual, to the intent that no right to use, possess, occupy or enjoy the Premises or any part thereof shall. vest in the executors, administrators, personal representative, next of kin, trustee or committee of any such individual.

     (c) In the case of a Tenant which is a corporation, any take-over, reconstruction, amalgamation, merger-, voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares.

     (d) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use or possess occupy or enjoy the Premises or does in fact use possess occupy or enjoy the same.

     (e)  The change of the Tenant's business name.

(23) NOT TO CAUSE EXCESSIVE NOISE
     Not to produce or suffer or permit to be produced at any time in the Premises any music or noise (including sound produced by broadcasting from television radio and any apparatus or instrument capable of producing or reproducing music and sound) or to permit or do any act or thing otherwise to give cause for reasonable complaint on the part of the occupants or tenants of other portions of the Building or of neighbouring premises or buildings.

(24) NOT TO BREACH GOVERNMENT LEASE OR CAUSE INSURANCE TO BE AVOIDED OR
     PREMIUM INCREASED
     Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever which amounts to a breach of any of the covenants terms and conditions under which the land on which the Building is erected is held from the Government or whereby any insurance of the Building against loss or damage by fire and/or claim by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided That if as the result of any act, deed, matter or thing done permitted or suffered by the Tenant, the premium on any such insurance shall be increased, the Landlord shall be entitled to at its option either to terminate this Agreement or to continue the same upon payment by the Tenant of the increased premium.

(25) NOT TO BREACH INSURANCE POLICY
     Not to cause or suffer or permit to be done any act or thing whereby the policy or policies of insurance on the Premises against damage by fire or liability to third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premiums thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premiums thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach of this clause and in the event of the Premises or the Building or any part or parts thereof being damaged or destroyed by fire or other insurable cause at any time and the insurance money under any insurance against fire or other such cause effected thereon being wholly or partially irrecoverable by reason solely or in part of the Tenant's act or default then and in every such case to pay to or indemnify the Landlord of all loss and damage thereby incurred by the Landlord including the cost of completely rebuilding or reinstating the same.

(26) NOT TO MISUSE PREMISES
     Not to permit or suffer any part of the Premises to be used for the purpose of gambling or for any illegal, immoral, or improper purposes or so as to cause nuisance, annoyance, inconvenience damage or danger to the occupiers of adjacent premises or other premises in the neighbourhood and not to permit any touting or soliciting for business or the distributing of any pamphlets notice or advertising matter outside the Premises or anywhere within the Building by any of the Tenant's servants agents or licensees.

(27) NOT TO MAKE STRUCTURAL ALTERATIONS
     Not to make any structural alterations in the Premises which may damage or affect or interfere with the use or enjoyment of the other parts of the Premises and the Building or cause any inconvenience to the other occupiers nor to make or cause any alteration injury damage or interference to the common facilities or common areas or the maintenance thereof nor to cut or injure the cement concrete flooring columns beams or girders of the Building nor to do anything whereby the structural strength thereof may be affected and to indemnify the Landlord against any breach of this Section.

(28) NOT TO ERECT EXTERNAL STRUCTURES
     Not to affix install any external shades, awnings, iron cages, flower racks, flower shelves, flags, banners, poles, brackets, drying racks or any other projections structures; or things whatsoever on the external walls of the Building nor to block any windows.

(29) NOT TO DISPLAY SIGNS
     Not to affix or display or permit or suffer to be affixed or displayed within or outside the Premises any signboard, sign decoration or other device, whether illuminated or not, which may be visible from outside the Premises without the written consent of the Landlord first had and obtained.

(30) NOT TO REMOVE THE LANDLORD'S FIXTURES AND FITTINGS
     Not without the prior written consent of the Landlord to remove the Landlord's fixtures and fittings out of the Premises except for the normal repair and maintenance of the same.

(31) NOT TO OBSTRUCT COMMON AREAS AND PASSAGES
     Not to encumber or obstruct, or permit to be encumbered or obstructed, with any boxes, packaging or obstruction of any kind or nature any of the entrances, staircase, landings, passages, lifts (if any) , lobbies or other parts of the Building in common use and not to leave rubbish or any articles or thing in any part of the Building not in the exclusive occupation of the Tenant.

(32) OVERNIGHT OPERATIONS, GUARDS, ETC.
     Not to use or permit or suffer to be used the Premises or any part thereof as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance or any other enactment or modification thereof for the time being in force and not to allow any person to remain on the Premises overnight except the Tenant's night. watchmen.

(33) TO COMPLY WITH CONDITIONS FOR GRANTING CONSENT To pay all the Landlord's expenses and charges of and incidental to the Tenant's request for consent or approval for whatever purpose required herein and the Tenant hereby acknowledges that save as expressed to the contrary herein the Landlord is entitled in its absolute discretion to grant or withhold any consent or approval which, if granted, shall be subject to such conditions as the Landlord may in its absolute discretion impose.

(34) NOT TO CARRY ON OFFENSIVE TRADE
     Not to carry on any trade or business in the Premises which is now or may hereafter be declared to be an offensive trade under the Public Health and Urban Services Ordinance or any enactment amending or substituting the same.

                                   SECTION III

                               LANDLORD'S COVENANT

The Landlord hereby agrees with the Tenant as follows:-

(1)  TO PAY GOVERNMENT RENT AND PROPERTY TAX
     To pay the Government Rent and Property Tax in respect of the Premises and to make payments of a capital and non-recurring nature attributable to or payable in respect of the Premises save where such expenses are caused by or attributable to the act neglect or default of the Tenant.

(2)  QUIET ENJOYMENT
     The Tenant (duly paying the rent and management charges and observing and performing the terms of this Agreement) shall have quiet possession and enjoyment of the Premises during the Term without any interruption by the Landlord or anyone lawfully claiming under or through or in trust for the Landlord.

                                   SECTION IV

                                FURTHER COVENANTS

IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED as follows:-

(1)  DEFAULT
     If the rent hereby agreed to be paid or any part thereof shall be unpaid for fifteen days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed or if -the Tenant shall become bankrupt or being a corporation shall go into liquidation or if the Tenant shall otherwise become insolvent or make any arrangement with creditors or shall suffer any execution to be levied on the Premises or otherwise on the Tenant's goods, then and in any such case it shall be lawful for the Landlord at any time thereafter to forfeit the tenancy hereby created and to re-enter the Premises in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action of the Landlord in respect of any outstanding breach, non-observance or non-performance of any of the said agreements, stipulations, terms and conditions herein contained and on the Tenant's part to be observed and performed and to the Landlord's right to deduct all loss damage and expense thereby incurred from the deposit paid by the Tenant pursuant to Section VII hereof.

(2)  EXERCISE OF RIGHT
     A written notice served by the Landlord on the Tenant: in manner hereinafter mentioned to the effect that the Landlord thereby exercise the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Landlord.

(3)  ACCEPTANCE OF RENT NOT WAIVER
     Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach, non-observance or non-performance of the said agreements, stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.

(4)  DISTRAINT
     For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance, (Chapter 7) and of this Agreement, the rent payable in respect of the Premises shall. be and be deemed to be in arrear if not -paid in full and in advance at the times and in manner herein provided for payment thereof and the Landlord is entitled to treat any non-payment of rent, management fees and any other sums payable by the Tenant hereunder as non-payment of rent.

(5)  NOTICE OF LETTING
     During the three months immediately preceding the expiration of the Term, the Landlord shall be at liberty to affix and maintain without interference upon any windows or external part of the Premises a notice stating that the Premises are to be let and such other information in connection therewith as the Landlord shall require.

(6)  LANDLORD'S RIGHT TO SHOW PREMISES TO PROSPECTIVE PURCHASERS/TENANTS
     During the three months immediately preceding the expiration or earlier determination of the term, the Tenant shall permit all persons having the authority from the Landlord by prior reasonable notice to enter and view the Premises and/or the Furniture and every part thereof at all reasonable times and show the same to prospective purchasers and/or tenants.

(7)  DELIVERY UP OF PREMISES BY TENANT
     The Tenant hereby agrees and undertakes that it will quietly deliver up vacant possession of the Premises at the termination of the Term either by affluxion of time or otherwise and in the -event of the Tenant failing so to do -the Landlord may repossess the Premises and for such purpose the Landlord and their servants and agents may without previous notice enter upon the Premises with power if necessary to break open any doors gates or windows of the Premises without being liable to the Tenant or any person claiming through under or in trust for it for trespass damage or otherwise and all costs and expenses loss and damage of whatsoever nature and howsoever caused of and incidental to such re-possession thereof as aforesaid which may be incurred by the Landlord shall be reimbursed by the Tenant to the Landlord together with mesne profits at the rate of double the rent calculated from the date of termination of the Term as aforesaid up to the date of repossession and reinstatement of the Premises.

(8)  INTEREST AND COST
     The Landlord shall be entitled without prejudice to any other right or remedy hereunder (including the right of re-entry) or otherwise available to it:

     (a) To charge the Tenant interest at the rate of 2% per calendar month if any sum payable under this Agreement shall have become due but remain unpaid for more than 14 days and such interest shall be payable on demand to the Landlord from the date when such sum become due and not 14 days thereafter until actual payment thereof (as well after as before any judgment); and

     (b) To recover from the Tenant all costs including but not limiting to legal and court fees, incurred by the Landlord (on a full indemnity basis) in connection with the recovery of the rent hereby reserved and/or any other monies payable hereunder and in arrears or other proceedings taken by the Landlord as a result of the breach of or default in observing or performing any of the agreements stipulations and terms herein contained or referred to and on the part of the Tenant to be observed or performed.

(9)  NO FINE ETC.
     The Tenant hereby expressly declares that no fine premium key money or other consideration has been paid by the Tenant to the Landlord for or in connection with the grant of this tenancy.

                                    SECTION V

                                   EXCLUSIONS

(1)  EXCLUSION OF LANDLORD'S LIABILITY FOR ESCAPE OF WATER, FIRE, ETC.

     (a) Notwithstanding anything herein contained the Landlord shall not in any circumstances be liable to the Tenant his servants licensees or invitees or any other person whomsoever:

          (i) in respect of any loss damage or injury to person or property sustained by the Tenant its servants; licensees invitees or any such other persons caused by or through or in any way owing to any defect in and/or breakdown and/or the defective or negligent working and/or operation and/or condition of the Premises, the Landlord's fixtures and fittings, the lifts and/or the recreational facilities or to the neglect or default of the Landlord and/or its servants or otherwise; and/or

          (ii) in respect of any loss or damage to person or property sustained by the Tenant its servants licensees invitees or in any way owing to fire or the overflow or leakage of water from or through any part or portion of the Premises and/or the Building; and/or

          (iii)for the security or safekeeping of the Premises or any contents therein nor shall the rent and/or management fees, or any part thereof abate or cease to be payable on account thereof.

     (b) The Landlord shall not be liable or responsible for any damage suffered by the Tenant (whether personally or in respect of the Premises or any property of the Tenant therein or any property stored therein) or any servant invitee or licensee of the Tenant caused by or through the acts or neglect or default of the tenants and occupiers of the other parts of the Building and their servants licensees and invitees.

     (c) The Landlord shall neither be liable to pay compensation to the Tenant in respect of any period during which the services and operation of the lifts or the recreational facilities (if any) shall be interrupted nor shall the Landlord be liable to grant any abatement of the rent or management fees or any part or parts thereof.

     (d) The Landlord shall not be in any way liable to the Tenant or to any person or persons claiming any right title or interest under the Tenant for any damage or injury which may be sustained by the Tenant or by any such person or persons as aforesaid on account of the defective or damaged condition of the Building or the Premises the Landlord's fixtures and fittings therein or any part thereof and in particular the Landlord shall not be responsible to the Tenant or any person or persons as aforesaid for any damage whatsoever caused by or through or in any way owing to any typhoon escape of fire leakage of water or electric current from the water pipes or electric wiring or cable situated upon or in any way connected with the Building or any part thereof, or the dropping of cigarette ends, broken pieces of glass or other articles and the escape of water, fire or electricity and vibrations from the floor unit or other premises in the Building or in the neighbourhood and -the Tenant hereby agrees to indemnify the Landlord against all claims demands actions costs expenses whatsoever made upon the Landlord by any person or persons as aforesaid in respect of the matters aforesaid.

                                   SECTION VI

                               SUSPENSION OF RENT

If the Premises shall at any time during the tenancy be destroyed or damaged or become inaccessible or become subject to a Closure Order or Demolition Order due or owing to fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord and not attributable to any failure of the Tenant to observe and carry out the terms of this Agreement so as to render the Premises unfit for habitation and use or inaccessible or so that the Premises or the Building shall be condemned as a dangerous structure and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or part in consequence of any act or default of the Tenant, then the rent hereby reserved or a fair proportion of the rent according to the nature and extent of the damage sustained or order made shall, after the day when the Premises being rendered inaccessible, be suspended until the Premises shall again be rendered accessible and fit for habitation and use Provided always that the Landlord shall not be under any obligation to reinstate the Premises so affected as aforesaid and Provided further that should the Premises not have been reinstated in the meantime either the Landlord or the Tenant may at any time after three months from the occurrence of such damage or destruction or order give to the other a notice in writing to determine this Agreement and thereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of such destruction or damage or order or of the Premises becoming dangerous but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension PROVIDED FURTHER that the Landlord shall not in any event be liable to pay compensation or damages to the Tenant in respect of any period during which the occupation or use of the Premises shall be interrupted or unavailable as aforesaid or in respect of the determination of the tenancy as aforesaid and that the Tenant shall not in any event have any claim, interest, right or property, all of which are hereby expressly waived and forfeited, of and in any compensation or award payable by any relevant authority in respect of the interruption or cessation of use or occupation of the Premises or the determination of the tenancy in respect thereof.

                                   SECTION VII

                                     DEPOSIT

1.   DEPOSIT
     The Tenant shall on the signing hereof deposit and maintain with the Landlord the sum or sums specified in Part V of the Third Schedule hereto to secure the due observance and performance by the Tenant of the agreements, stipulations, terms and conditions herein contained and on the part of the Tenant to be observed and performed which said deposit shall be held by the Landlord throughout the currency of this Agreement free of any interest to the Tenant and in the event of any breach or non-observance or non-performance by the Tenant of any of the agreements stipulations or conditions aforesaid the Landlord shall be entitled to deduct therefrom the amount of any rent, rates and other charges payable hereunder which is in arrears and any costs, expenses, loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the said agreements, stipulations, obligations or conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of this Agreement the Tenant shall as a condition precedent to the continuation of the tenancy hereby created within 15 days on demand by the Landlord make a further deposit equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord to re-enter upon the Premises and to determine this Agreement as hereinbefore provided without prejudice to any other right or remedy of the Landlord hereunder provided that in no event shall the Tenant be entitled to treat payment of the deposit as payment of the rent hereby reserved.

2.   DEDUCTION FROM DEPOSIT
     If there shall be any rent or other sums under this Agreement due to the Landlord and unpaid including, without limitation, any cost incurred by the Landlord as a result of the non-payment of the rent or other sums, the Landlord may (without prejudice to any other rights or remedies available to it) apply the Deposit towards payment of the rent or other sums and if there shall be any breach, default, non-observance or non-performance by the Tenant of any of the said agreements, stipulations or conditions, the Landlord may pay or apply the Deposit or such part thereof as shall be required towards remedying the same insofar as it may be possible (without prejudice to any other rights or remedies available to it) and, as a condition precedent to the continuation of the Term, the Tenant shall within 15 days after such deduction deposit with the Landlord the amount so deducted and if the Tenant shall fail to do so the Landlord shall be entitled to re-enter the Premises in accordance with the provisions hereinabove but without prejudice to any other rights or remedies available to the Landlord.

3.   INCREASE IN DEPOSIT
     Should Part VI of the Third Schedule hereto provide for an increase in Management Charges and Air-Conditioning Charges during the said term, the Tenant shall upon such increase becoming applicable pay to the Landlord by way of an increase in the said deposit a sum proportional thereto in order to restore the ratio of deposit to Management Charges and Air-Conditioning Charges to that previously subsisting and the payment of such increase shall be a condition precedent to the continuation of this tenancy.

4.   REFUND OF DEPOSIT
     Subject as aforesaid the Deposit shall be refunded to the Tenant by the Landlord without interest within 14 days after the expiration or sooner determination of the Term and the delivery of vacant possession to the Landlord or within 14 days after settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, default, non-observance or non-performance of any of the agreements, stipulations or conditions herein contained or referred to and on the part of the Tenant to be observed and performed, whichever is the later.

5.   TRANSFER OF DEPOSIT
     If the Premises shall be assigned by the Landlord during the Term hereby created, the Landlord shall be at liberty to transfer the Deposit to the assignee (hereinafter called "the New Landlord") and deliver to the Tenant within 7 days of such transfer a notice (hereinafter called "the Notice of Transfer of Deposit") in the form as set out in the Sixth Schedule hereto executed by the New Landlord. Upon completion of such transfer and delivery of such Notice of Transfer of Deposit, the Landlord shall be released of any further liability to return the Deposit to the Tenant.

                                  SECTION VIII

                           TENANCY SUBJECT TO MORTGAGE

1.   Tenancy  Agreement  Subject to Mortgage
     Notwithstanding all the terms and conditions contained herein, the parties hereto hereby agree that this Agreement is made subject to a Legal Charge dated 23rd August 1994 and registered in the Land Registry by Memorial No. 6115525 ("the Mortgage") executed by the Landlord in favour of the Kincheng Banking Corporation ("the Lender") and all the rights of the Lender in relation to the Premises shall take precedence and are hereby reserved accordingly.

2.   Condition Precedent
     The parties hereto hereby agree that this Agreement is conditional upon having obtained the written consent from the Lender for the Landlord to enter into this Agreement. In the event this condition is not fulfilled, either party may by notice in writing cancel this Agreement in such event this Agreement shall be treated as null and void and with no further effect. The Landlord shall forthwith return all the Deposit paid hereunder to the Tenant but. without any compensation interest costs or otherwise whatsoever and the Tenant shall deliver up vacant possession of the Premises to the Landlord in accordance with this Agreement neither party shall have any claim against the other hereon.

                                   SECTION IX

                         INTRPRETATION AND MISCELLANEOUS

(1)  DEEMED ACTS OF TENANT
     Term hereby created, the Landlord shall be at liberty to transfer the Deposit to the assignee (hereinafter called "the New Landlord") and deliver to the Tenant

     For the purpose of this Agreement any act, default neglect or omission of any family members, guest, visitor, servant, agent, licensee or invitee of the Tenant and/or its associated company Amber Securities Corporation and the occupier of the Premises, where the Tenant is a corporation, shall be deemed to be the act, default, neglect or omission of the Tenant.

(2)  SERVICE OF NOTICES
     Any notice required to be served hereunder shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the Premises or the Tenant's registered off ice in Hong Kong and if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the Landlord's registered office or residence in Hong Kong.

(3)  ACCEPTANCE OF PREMISES IN "AS IS" CONDITION
     The Tenant declares that it has duly inspected the Premises and agreed to take the Premises on an "as is" basis and the Landlord gives no warranty whatsoever of the state and condition of the Premises or the Building or any fixtures and fittings, installation and facilities relating thereto.

(4)  NO WARRANTY AS TO USER
     The Landlord shall have no objection to the purposes as stipulated in Clause 15, Section II hereof for which the Premises shall be used by the Tenant but the Landlord does not warrant that the Premises are fit for any particular purposes. The Tenant shall be responsible for obtaining any necessary permits from the appropriate Government authorities for the user of the Premises and shall at all times comply with all rules and regulations laid down by such authorities for giving such permits and the Tenant shall indemnify the Landlord from and against all proceedings actions fines damages claims and demands whatsoever which may arise as a result of the noncompliance by the Tenant of such rules and regulations or any of them.

(5)  STAMP DUTY AND COSTS
     Each party shall bear its own legal costs and disbursements in the preparation, completion and registration of this Agreement. The stamp duty payable on this Agreement and its counterpart and the registration fee (if any) theron shall be borne by the parties hereto in equal shares.

(6)  EXCLUSION OF WARRANTIES
     This Agreement sets out the full agreement between the parties. No other warranties or representations have been made or given relating to this tenancy or to the Building or the Premises, or if any warranty or representation has been made the same is hereby waived and/or is or will not be relied upon by either party.

(7)  INTERPRETATION
     (a) The headings and index herein are intended for guidance only and do not form part of this Agreement nor shall any of the provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

     (b) In this Agreement unless the content otherwise requires, words herein importing the masculine feminine or neuter gender shall include the other or others of them and words herein in the singular shall include the plural and vice versa and the terms "Landlord" and "Tenant" shall include their respective successors in title and assigns.

(8)  CONDONATION NOT A WAIVER
     No condoning excusing or overlooking by the Landlord of any default breach or non-observance or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates; and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future unless expressly so provided.

(9)  JOINT AND SEVERAL LIABILITY
     Where more than one person is named as the Tenant in the First Schedule hereto all such persons shall sign this Agreement and shall be jointly and severally liable for the performance and observance of the terms, conditions and agreements contained herein and on the part of the Tenant to be performed and observed.

                      THE FIRST SCHEDULE ABOVE REFERRED TO
                      ------------------------------------

                 Name address and description of parties hereto

Landlord: Hongkong Finance Property Company Limited whose registered office is situate at 12th Floor, First Pacific Bank Centre, No.51-57 Gloucester Road, Wanchai, Hong Kong.

Tenant: MOMENTUM ASSOCIATES LIMITED whose registered office is situate at 17th floor, No. 53-55 Lockhart Road Wanchai, Hong Kong.

                      THE SECOND SCHEDULE ABOVE REFERRED TO
                      -------------------------------------

PREMISES: ALL THAT Unit No. A on the 12th Floor of First Pacific Bank Centre, 56
     Gloucester Road, Wanchai, Hong Kong erected on The Remaining Portion of Inland Lot No. 2818, The Remaining Portion of Section D of Inland Lot No. 2818, The Remaining Portion of Section F of Inland Lot No. 2817 and Section M of Inland Lot No. 2817.

                      THE THIRD SCHEDULE ABOVE REFERRED TO
                      ------------------------------------

Part I Term: Two years.

Part II Commencement Date: 1st December 1998

Part III Expiry Date: 30th November 2000

The  Parties here by agreed that:

     After the first 12 months of the TENANCY, the Tenant shall have an option for early termination for the Tenancy and be released from the obligation of the terms of agreement upon that giving (3) months prior notice or by paying the sum equivalent to the (3) months rent in lieu of notice.

Part IV Rent:

     HONG  KONG  DOLLARS  FIFTY  FIVE  THOUSAND  ONLY  (HKD.55,000-00  per month
     (exclusive of government rates, services and management charges and air-conditioning charges) payable in advance on the lst day of each and every calendar month without any deduction whatsoever the first of such payment shall be made by the Tenant to the Landlord upon signing of this Agreement, and in the event that the rent shall commence to be payable from a day other than the first day of a calendar month the first and last payments of rent shall be due proportions of the calendar monthly rent reserved only.

Part V Deposit:

     HONG  KONG   DOLLARS  ONE  HUNDRED   THIRTY-THREE   THOUSAND   TWO  HUNDRED
     NINETY-SEVEN AND CENT FORTY-TWO ONLY (HKD.133,297.42) being two months' rental and management charges and air-conditioning charges.

Part VI Management Charges and Air Conditioning Charges:

     CURRENTLY HONG KONG DOLLARS ELEVEN THOUSAND SIX HUNDRED FORTY EIGHT AND CENTS SEVENTY ONE ONLY (HK$11,648.71)

                      THE FOURTH SCHEDULE ABOVE REFERRED TO

                      THE LANDLORD'S FIXTURES AND FITTINGS


     (a)  reception table - 1 unit;

     (b) (1.4 metre x 0.7 metre) office wooden table with wooden side return - 11 units;

     (c) (0.875 metre x 1.78 metre) approx. wooden office table - 1 unit; (d) (0. 74 metre x 1. 65 metre) approx. of f ice wooden table - 1 unit;
          (e) (0. 74 metre x 1. 65 metre)  approx wooden off ice table - 1 unit;
          (f) small round  conference table - 1 unit with guest chair - 4 units;
          (g) (0.7 metre x 1.5 metre) approx wooden office table with side return - 2 units; (h) (0. 7 metre x 1. 5 metre) approx -wooden office table with side return - 2 units; and (3 metre) approx in length oval-shaped conference table with straight-edges (wooden) - 1 unit

     AS WITNESS the hands of the parties hereto the day and year first above written.


SIGNED by Mr. Zhang Guo Qiang.
          It's Director                               For and on Behalf
                                              Hong Kong Property Company Limited

for and on behalf of the Landlord in the           authorized signature
presence of                                         /S/ Zhang Guo Qiang



SIGNED by Anthony L Tobin                      For and on Behalf of
          It's Director                      MOMENTUM ASSOCiates Limited


for and on behalf of the Tenant in the       /S/ Anthony Tobin
presence of

RECEIVED on the day and year first above written of and from the Tenant the sum of HONG KONG DOLLAR one hundred thirty three thousand two hundred ninety-seven and cents forty-two only being the deposit money referred to in Part V of the Third Schedule hereto. HKD133,297-42


                                        For and on Behalf
                                        Hong Kong Property Company Limited
                                        authorized signature